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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65376) of Accenture Ltd of our report dated October 11, 2001 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Chicago, Illinois
November 27, 2001